Exhibit 99.3

DIODES 1Q 2013 EARNINGS CALL

QUESTION AND ANSWER

Operator

(OPERATOR INSTRUCTIONS)

Steve Smigie – Raymond James & Associates – Analyst

I WANTED TO SAY CONGRATULATIONS ON THE GREAT REPORT AND GUIDE HERE TO IMPRESSIVE MARGIN IMPROVEMENT THERE. DR LU, I WAS HOPING YOU COULD TALK A LITTLE BIT NOW ABOUT BCD, AS YOU’VE HAD IT IN HOUSE FOR A LITTLE WHILE. HAVE YOU HAD ANY CUSTOMER RESPONSE ON POTENTIAL CROSS-SELLING OPPORTUNITIES? DOES IT SEEM LIKE THAT’S GOING TO BE SOME DECENT REVENUE LEVERAGE THERE?

Keh-Shew Lu – Diodes Inc – President & CEO

THANK YOU, STEVE. YES. I THINK, NUMBER ONE, THE CONSOLIDATION, IT LOOKS LIKE PRETTY GOOD. EVERYTHING IS SMOOTHLY DOING. WE STILL HAVE FURTHER WORK TO BE DONE. BUT UNTIL TODAY EVERYTHING IS DOING WELL. SECOND, YES. WE GET A PRETTY GOOD FEEDBACK FROM CUSTOMERS, ESPECIALLY WITH BDC PRODUCT COMPLIMENT WITH DIODES’ PRODUCT. WE PROVIDE A MUCH BIGGER SCALE OF THE PRODUCT PORTFOLIO TO OUR CUSTOMER. THIS KIND OF ONE-STOP SHOPPING IS REALLY HELP OUR CUSTOMER. OUR CUSTOMERS REALLY FEEL VERY GOOD. SO THE FEEDBACK FROM OUR CUSTOMER ABOUT THE SYNERGY — THE SALE SYNERGY, I’M STILL VERY HAPPY. I THINK IN THE SPEECH, WE TALKING ABOUT — WE THINK WE CAN START TO HAVE A CROSS-SELL SYNERGY UTILIZED IN 4Q THIS YEAR. BECAUSE IT TAKES TIME TO GET CUSTOMER THE DESIGN WIN. IN, WIN AND GO TO PRODUCTION.

Steve Smigie – Raymond James & Associates – Analyst

GREAT. THANKS. ON THE MARGIN SIDE, CAN YOU TALK A LITTLE BIT ABOUT HOW YOU ARE THINKING ABOUT GROSS MARGIN HERE NOW THAT YOU HAVE BCD? I THINK THE MARGINS AT THE END OF THE DAY WEREN’T THAT DIFFERENT. SO I’M GOING TO GUESS, WE SHOULD SEE PROBABLY, IF REVENUE KEEPS CREEPING UP HERE, THAT WE WOULD SEE SOME MARGIN LEVERAGE. SO I GUESS THE QUESTION IS, WILL YOU KEEP SEEING CONTINUED MARGIN LEVERAGE? JUST TO SNEAK ONE LAST ONE, CAN YOU GIVE SOME GUIDANCE ON OR THOUGHTS ON HOW A TAX RATE LOOKS GOING FORWARD? POST-JUNE IT SEEMS A LITTLE HIGHER THAN YOU USED TO HAVE. THANKS.

Keh-Shew Lu – Diodes Inc – President & CEO

OKAY. I PROBABLY CANNOT GIVE YOU THE PARTICULAR SPECIFIC NUMBER BECAUSE WE ARE NOT REALLY RELEASE IT OTHER THAN SECOND QUARTER NUMBERS, OKAY? BUT NEED TO LET YOU UTILIZE IN THE 1Q, BCD FAB TWO IT JUST STARTED TO RAMP IT UP IN JANUARY, OKAY? SO WE STILL, IN THE RAMP-UP MODE IN THE SECOND QUARTER. THAT UNDER LOADED RAMP-UP IS GOING TO BE NEGATIVE IMPACT TO OUR GPM PERCENT, BUT MOVE FORWARD, I THINK WE ALREADY STARTED WORKING ON OFF LOADING OR QUALIFY BCD PRODUCT INTO DIODES’ SKE ASSEMBLY. I THINK WE SAID, IN OUR SPEECH, THE OFF LOAD WILL BE STARTED IN 4Q THIS YEAR AND MAJORITY OF WHAT WE WANT TO MOVE WILL BE PROBABLY COMPLETED BY END OF 1Q NEXT YEAR. THEREFORE, THIS WILL BE FOR SURE, IMPROVE OUR GPM PERCENT IN DATA IN THE FUTURE.

AT THE SAME TIME, WE ARE LOOKING AT MOVE OUR DIODES’ ANALOG WAFER LOADING INTO THE BCD. WE ALREADY IDENTIFY WHERE WE CAN MOVE OUR WAFER INTO THE BCD. BUT, OF COURSE, IT TAKES TIME TO QUALIFY. THE PROCESS IS ALMOST — IS ALREADY THERE. WE JUST NEED TO QUALIFY IT AND DO THE PCN AND THE CUSTOMER ACCEPTS THAT WAFER FAB CHANGE. THEN YOU WILL BE START TO ABLE TO OFFLOAD OUR ANALOG WAFER INTO THE BCD FAB. SO, AGAIN, IT WON’T BE IMMEDIATELY IMPACTED IN 2Q, 3Q, BUT FARTHER DOWN THE LINE. IT DEPENDS ON WHEN THE CUSTOMER ACCEPTANCE AND WE NEEDED TO LET US CONVERT. I THINK IN THE FUTURE, IT WILL BE GREATLY IMPACT OUR GPM PERCENT IMPROVEMENT.

Steve Smigie – Raymond James & Associates – Analyst

OKAY. RICK ANY THOUGHTS? IS IT THE TAX? YOU GUYS GUIDED FOR JUNE, IS THAT MORE OF WHAT WE SHOULD BE THINKING AS THE RATE GOING FORWARD? OR IS A ONE-TIME RATE ABOVE NORMAL?

Rick White – Diodes Inc – CFO

NO. NO, THAT TAX RATE WHERE WE SAID 14% TO 20% IS GOING FORWARD, NOT JUST A SECOND QUARTER RATE. IT WOULD BE FOR THE REST OF THE YEAR.

Steve Smigie – Raymond James & Associates – Analyst

OKAY, GREAT. ALL RIGHT, CONGRATULATIONS AGAIN. THANK YOU.

Operator

CHRISTOPHER LONGIARU, SIDOTI & COMPANY.

Christopher Longiaru – Sidoti & Company – Analyst

I’LL ADD MY CONGRATULATIONS. GREAT QUARTER, GREAT GUIDE. MY QUESTION IS — MY FIRST QUESTION’S FOR MARK BECAUSE I WAS JUST A LITTLE BIT CONFUSED. ESSENTIALLY, YOU SAID THAT CONSUMER WAS WEAK, BUT THAT THE BASICALLY THE CELL PHONE GUYS LIKE HTC SAMSUNG MADE UP FOR SOME OF THAT WEAKNESS? IS THAT WHAT I’M TO UNDERSTAND?

Mark King – Diodes Inc – SVP – Sales & Marketing

I THINK THAT WOULD BE A GOOD ASSUMPTION.

Christopher Longiaru – Sidoti & Company – Analyst

OKAY. THEN, JUST IN TERMS OF THE EXPENSES GOING FORWARD. SO YOU HAVE SOME RESTRUCTURING CHARGES ON A GAAP BASIS. DO THOSE GO AWAY AS WE MOVE ON PAST JUNE? THEN WILL YOU TALK ABOUT THE RESTRUCTURING SAVING ABOUT $3 MILLION IN ANNUAL COSTS? WILL WE START SEE THAT IN THE SEPTEMBER QUARTER?

Keh-Shew Lu – Diodes Inc – President & CEO

WELL, THE ANSWER IS YES. OKAY? THE DESTRUCTION IS HAPPENING NOW —

Mark King – Diodes Inc – SVP – Sales & Marketing

RESTRUCTURING —

Keh-Shew Lu – Diodes Inc – President & CEO

(LAUGHTER) THE RESTRUCTURING —

Mark King – Diodes Inc – SVP – Sales & Marketing

NOT DESTRUCTION (LAUGHTER).

Keh-Shew Lu – Diodes Inc – President & CEO

IT’S HAPPENING NOW. YES. IN THE COMING QUARTER, IT WILL BE A BENEFIT, THAT $3 MILLION A YEAR. IT WILL BENEFIT FROM NOW ON.

Christopher Longiaru – Sidoti & Company – Analyst

GOT IT. JUST FROM A GROSS MARGIN PROSPECTIVE, BCD, WAS THAT ABOUT 22%? FOR GROSS MARGIN, WHEN THEY WERE ON THEIR OWN — SO IT LOOKS LIKE THE INCORPORATION OF THAT MONTH MIGHT HAVE ACTUALLY HURT YOUR GROSS MARGIN IN THE SHORT TERM BECAUSE YOU HAVEN’T HAD A CHANCE TO BRING THAT IN HOUSE? IS THAT ACCURATE?

Keh-Shew Lu – Diodes Inc – President & CEO

WELL, I CANNOT COMMENT THE PERCENT. BUT LIKE I SAID, YES, IT WILL BE HURTING US IN THE AVERAGE. BUT FOR LONG TERM, IT IS GOING TO BE HELPING US. I CANNOT COMMENT ON THE NUMBER, OKAY? BUT, YES, IT’S BECAUSE OF THEY ARE UNDER LOADED AND THE RAMP-UP ON THE FAB TWO. FAB TWO IS AT ZERO LAST YEAR. IT STARTED RAMPING UP IN JANUARY. IT TAKES TIME TO RAMP-UP.

Operator

GARY MOBLEY, BENCHMARK.

Gary Mobley – The Benchmark Company – Analyst

I WANTED TO HONE IN ON THE GROSS MARGIN. IF YOU LOOK AT THE MIDPOINT OF YOUR GROSS MARGIN GUIDE FOR THE JUNE QUARTER, IT IS ABOUT A 300 BASIS POINT SEQUENTIAL IMPROVEMENT. HOW MUCH OF THAT IS A FUNCTION OF BETTER FIXED COST COVERAGE, BETTER DEPRECIATION EXPENSE COVERAGE? HOW MUCH IS ATTRIBUTABLE TO YOU PICKING AND CHOOSING WHICH OPPORTUNITIES TO CHASE? IN OTHER WORDS, SELLING ONLY THE HIGHEST MARGIN PRODUCTS? HOW MUCH HAS TO DO WITH THE CONTINUAL CONVERSION TO GOLD BOND WIRING? THANK YOU.

Keh-Shew Lu – Diodes Inc – President & CEO

OKAY, GREAT. WE REALLY DON’T SEPARATE ALL THIS ONE, BECAUSE THEY GIVE ME THE FORECAST, I CONSOLIDATE THAT, THEN WE’RE DOING THIS. SO IT’S VERY DIFFICULT FOR ME TO SAY HOW MUCH IS DUE TO WHAT, WHAT, WHAT. BUT WHAT YOU HAVE BEEN COVERED IS ALL TRUTH. NUMBER ONE, I HAVE BEEN TALKING ABOUT GOLD PRICE. THE GOLD PRICE GOING DOWN IN 1Q AND IT CONTINUE GOING DOWN FROM AVERAGE POINT OF VIEW. WE MAKE SOME ASSUMPTIONS FOR 2Q AND OBVIOUSLY 2Q GOING TO BE CHEAPER THAN THE AVERAGE OF THE FIRST QUARTER. SO GOLD PRICE IS HELPING US. SECOND, OUTPUT MORE. IT’S BECAUSE THE BUSINESS IS GOING UP. YOU CAN SEE THE GROWTH. THAT’S SO, BECAUSE 1Q IS A SLOW QUARTER FOR US. BECAUSE THE SECOND QUARTER GROWTH, THE LOADING IS UP. IT WILL BE IN PUT — I MEAN, PROFITABILITY OF OUR MAKING FUNCTION DUE TO THIS UNLOADING FACTOR.

NUMBER THREE, PRODUCT MIX. WHEN THE BUSINESS IS START TO GETTING BETTER, WE ARE MOVING OUR MIX TO THE BETTER FOR US. SO THAT IS THE RESULT. THE PRICE STABILITY, I THINK WE ALREADY SEE IN THE PRICE STABILIZE. I’M NOT SAYING INCREASE. DON’T MISUNDERSTAND ME, WHEN I SAY STABILIZE, IS WE HAVE EXPECT, I THINK IN THE PAST, CERTAIN PERCENT OF THE PRICE DROP EVERY QUARTER. AS LONG AS IT’S WITHIN THAT KIND OF A PRICE CURVE, OUR PRODUCTIVITY IMPROVEMENT SHOULD TAKE CARE OF THAT AND THEN IT GIVES US A BETTER GPM PERCENT. SO I THINK WHATEVER YOU HAVE BEEN SEEING, TALKING ABOUT A PROBLEM AFFECT US THOSE FOUR FACTORS. YES. NOW, IT’S TURNING TO BE GOOD FOR US. SO THAT’S WHAT HAPPENING.

Gary Mobley – The Benchmark Company – Analyst

OKAY. I WAS JUST HOPING TO GET A COUPLE FOLLOW-UP RATIOS AS WELL AND THE PERCENTAGES? LOOKING FORWARD, WHAT IS THE SPLIT BETWEEN ANALOG AND DISCRETE? LOOKING INTO YOUR JUNE QUARTER GUIDANCE, CORRECT ME IF I’M WRONG, BUT IS THAT ASSUMING ABOUT 5% ORGANIC GROWTH? THEN LAST, MARK, IF YOU CAN SHARE WITH US THE BOOK-TO-BILL RATIO FOR THE QUARTER? THAT’S IT FOR ME.

Keh-Shew Lu – Diodes Inc – President & CEO

WELL, GARY, WE REALLY, SINCE WE DON’T SEPARATE ANALOG FROM THE DISCRETE, I CANNOT REALLY TALK ABOUT HOW MANY PERCENT. FROM A GROWTH POINT OF VIEW, AGAIN, SINCE WE DON’T SEPARATE BCD FROM DIODES, SO I CANNOT TELL YOU. BUT ONE THING YOU JUST NEED TO GUESS FOR YOURSELF, BCD GIVE THE GUIDANCE ON 1Q. WHAT WILL BE IN THE 1Q. THAT IS THE PUBLIC INFORMATION, YOU TAKE THAT, YOU ASSUME SOME PERCENT. THEN FROM THERE YOU CAN FIGURE OUT YOUR OWN. BUT SINCE, WE DO NOT DISCLOSE ANY SEPARATION BETWEEN ANALOG BUSINESS TO DISCRETE, WE DON’T SEPARATE FROM BCD FROM DIODES, I CANNOT DISCLOSE THAT.

Mark King – Diodes Inc – SVP – Sales & Marketing

ON THE BOOK TO BILL, WE DON’T REALLY GET INTO THE REAL DETAILS OF THAT. BUT I WOULD SAY IT’S OBVIOUSLY ABOVE 1 BASED ON THE GUIDANCE. IT LOOKS — WE’RE PRETTY WELL POSITIONED FOR THE SECOND QUARTER.

Operator

SHAWN HARRISON, LONGBOW RESEARCH.

Shawn Harrison – Longbow Research – Analyst

I WANTED TO GET BACK TO THE COMMENTS ABOUT DISTRIBUTION IN TERMS OF POINT OF SALE INCREASING AND INVENTORY REBUILDING. WHERE DO YOU THINK YOU ARE IN TERMS OF DISTRIBUTORS ADDING INVENTORY? WILL YOU SEE THEM BUILD MORE INVENTORY THIS QUARTER? HOW LONG CAN WE SEE THAT GO ON FOR?

Mark King – Diodes Inc – SVP – Sales & Marketing

I DON’T KNOW, I THINK THAT, AGAIN, IT WAS A PRETTY STRONG QUARTER, BUT WE HAD ACTUALLY — OUR INVENTORY HAD GONE DOWN TO AMAZINGLY LOW LEVELS. SO OUR INVENTORY IN THE CHANNEL IN NORTH AMERICA AND EUROPE WAS VERY, VERY CLEAN AND SOLIDLY POSITIONED IN ASIA. SO I THINK THAT — BUT WE WERE ALSO VERY HAPPY WITH THE POS GROWTH IN THAT QUARTER. THERE WAS A BIG RECOVERY IN BOTH NORTH AMERICA AND EUROPE IN POS IN THE THIRD AND FOURTH — FROM THE THIRD AND FOURTH QUARTER. SO WE THINK IT’S GOOD. I JUST CAME BACK FROM THE EDS SHOW AND EVERYBODY IS CAUTIOUSLY OPTIMISTIC GOING FORWARD ABOUT WHERE THE BUSINESS IS GOING. NOBODY REALLY WANTS TO COMMIT. BUT I THINK THAT THE CLEAR INDICATION IS THAT THEY FEEL COMFORTABLE INVESTING AS THEY SEE OPPORTUNITY TO DO SO. SO I THINK WE’LL CONTINUE TO SEE OPPORTUNITIES TO POSITION PRODUCT FOR FUTURE POS GROWTH.

Shawn Harrison – Longbow Research – Analyst

MARK, ARE YOU SEEING LEAD TIMES EXPAND FOR YOUR PRODUCTS? I GUESS THAT COULD BE A DRIVER FOR DISTRIBUTION FOR MORE INVENTORY.

Mark King – Diodes Inc – SVP – Sales & Marketing

WE’RE SEEING A LITTLE BIT OF WORDS ABOUT LEAD TIME EXTENSIONS ON SOME OF THE LOWEST LEVEL COMMODITY PRODUCTS. I THINK PEOPLE — A COUPLE OF GUYS ARE TRYING TO FIRM UP THEIR BACKLOG A LITTLE BIT. BUT I DON’T THINK ANYTHING EXCESSIVE.

Shawn Harrison – Longbow Research – Analyst

OKAY. THEN, RICK —

Keh-Shew Lu – Diodes Inc – President & CEO

WE ARE RUNNING OUR BUSINESS — IT’S NOT REALLY USING LEAD TIME ON THIS. WE USE — I THINK I CAN TELL — TALK ABOUT OUR BUSINESS MODEL, IS PUT A WAFER IN FRONT OF AN ASSEMBLY. SO OUR ASSEMBLY LEAD TIME IS NOT HIGH; THEREFORE, OUR CUSTOMERS KNOW, THEY JUST ORDER WHEN THEY NEED IT — WHEN THEY’RE CLOSE TO THEY NEED IT. THEY DON’T GIVE US A DOUBLE ORDER OR THAT KIND OF THING. SO I THINK OUR BUSINESS MODEL REALLY TAKE CARE OF THAT KIND OF LONG LEAD TIME AND DOUBLE BOOKING THAT KIND OF SITUATION.

Shawn Harrison – Longbow Research – Analyst

GOT YOU. THEN TWO BRIEF FOLLOW-UPS. RICK, MAYBE IF YOU COULD GIVE US THE EXPECTED INTEREST EXPENSE FOR THE JUNE QUARTER? THEN ALSO JUST IN TERMS OF WITH THE BETTER TRENDS YOU’RE SEEING IN THE BUSINESS ORGANICALLY RIGHT NOW, WHAT DOES THAT MEAN FOR THE PACKAGING FACILITY IN CHENG DU?

Rick White – Diodes Inc – CFO

OKAY. SO THE INTEREST EXPENSE FOR THE SECOND QUARTER IS JUST GOING TO BE BASICALLY THE FIRST QUARTER PLUS A LITTLE BIT MORE. I DON’T HAVE THAT EXACT NUMBER HERE. WE BORROWED THE MONEY TO BUY BCD IN JANUARY AND FEBRUARY AREA, SO IT’S GOING TO BE MAYBE A LITTLE BIT MORE THAN WHAT WE HAD IN OUR RESULTS. TELL ME AGAIN, WHAT WAS THE OTHER ONE ABOUT CHENG DU?

Shawn Harrison – Longbow Research – Analyst

JUST IN TERMS OF THE ORGANIC ENVIRONMENT BEING BETTER. WHAT DOES THAT MEAN IN TERMS OF JUST CAPEX WITH THE FACILITY? MAYBE BRINGING IT ONLINE QUICKER? ANYTHING OF THAT NATURE.

Keh-Shew Lu – Diodes Inc – President & CEO

FROM CHENG DU, WE STILL NOT PUTTING THE EXPANSION, AGGRESSIVELY YET. BECAUSE WE STILL HAVE UNDER LOAD SITUATION IN OUR SHANGHAI FACILITY. BUT WE ARE WATCHING VERY CLOSELY, BECAUSE YOU NEED CERTAIN LEAD TIME FOR THE BUILD UP THE FACTORY. SO WE ARE NOW LOOKING AT WHAT WE NEED TO DO IN CHENG DU IN THE TIMING, OKAY? BUT UNTIL TODAY, WE’RE STILL KEEPING AS OUR PRIVATE LINE. WE’RE RUNNING IT, KEEP PEOPLE UNDER THE TRAINING. GET READY. THE BUILDING CONSTRUCTION IS ALREADY DONE. WHENEVER WE ARE READY, WE WILL START TO PUT IN THE CLEAN ROOM AND START TO GET IT — MOVE THE EQUIPMENT FROM OUR PRIVATE LINE TO THE MANUFACTURING SITE.

Shawn Harrison – Longbow Research – Analyst

OKAY, VERY HELPFUL. CONGRATULATIONS, AGAIN, ON CLOSING THE ACQUISITION.

Rick White – Diodes Inc – CFO

SO ONE OTHER COMMENT ABOUT INTEREST EXPENSE. IF YOU LOOK AT OUR INTEREST EXPENSE IN THE FIRST QUARTER, IT WAS ABOUT A LITTLE LESS THAN $1 MILLION. SO BECAUSE WE’RE GOING TO HAVE A FULL QUARTER OF INTEREST EXPENSE, IT IS GOING TO BE SOMEWHERE OVER $1 MILLION, PROBABLY $1 MILLION TO $1.5 MILLION, WOULD BE MY GUESS.

Shawn Harrison – Longbow Research – Analyst

OKAY. THANKS SO MUCH, RICK.

Keh-Shew Lu – Diodes Inc – President & CEO

YES. ANOTHER THING I PROBABLY WANT TO MENTION, YOU PROBABLY START TO UTILIZE, WHEN WE’RE TALKING ABOUT CAPITAL EXPENDITURE, AS A PERCENT OF REVENUE, WE ARE NO LONGER TALKING ABOUT EXCLUDING CHENG DU. IT JUST MEANS FROM NOW ON OUR CAPITAL EXPENDITURE IN THE CHENG DU IS GOING TO BE PART OF THE MODEL. OKAY? SO IF YOU LOOK AT — WHEN WE LOOK AT CAPITAL AS A PERCENT OF THE REVENUE, OUR MODEL, CHENG DU WILL BE PART OF THAT NOW. OKAY, SO WE ARE NO LONGER TREATING CHENG DU SEPARATELY.

Operator

HARSH KUMAR, STEPHENS.

Harsh Kumar – Stephens Inc. – Analyst

DR LU, CONGRATULATIONS ON GREAT GUIDANCE, GOOD GROSS MARGIN INCREASES. I WANTED TO FOLLOW UP ON A COUPLE OF QUESTIONS. FIRST OF ALL, MAYBE FOR RICK, WHY ARE THE TAXES GOING TO BE 17% VERSUS HISTORICAL? WHAT’S THE BIG REASON, WHY THEY WILL STAY UP LIKE THIS?

Rick White – Diodes Inc – CFO

WELL, IF YOU GO BACK HISTORICALLY, OUR TAX RATE HAS BEEN ANYWHERE BETWEEN 15% AND 20%. SO, OVER THE LAST YEAR OR SO, WE’VE BEEN AT LESS THAN 15% A COUPLE OF TIMES. THE REASON IS THAT, WE HAVE HAD SOME LOSSES IN CERTAIN AREAS AND THAT AFFECTS YOUR TAX RATE. SO YOU — AS MOVING FORWARD, THINGS SEEM TO BE IMPROVING.

Keh-Shew Lu – Diodes Inc – President & CEO

GPM IS IMPROVING.

Rick White – Diodes Inc – CFO

YES. GPM IS IMPROVING. WE WENT FROM 23% IN THE FIRST QUARTER OF LAST YEAR TO THE 26% NOW. SO THINGS ARE IMPROVING, PLUS, AS MARK MENTIONED, THE REVENUE IN EUROPE AND THE US IS HOLDING UP PRETTY WELL, WHICH IS WHERE YOU HAVE HIGH PROFITABILITY, BUT YOU ALSO HAVE HIGHER TAXES THERE.

Harsh Kumar – Stephens Inc. – Analyst

FAIR ENOUGH. JUST WANTED TO CLARIFY THAT. DR LU, YOU GAVE A BUNCH OF REASONS FOR MARKET INCREASES. YOU DIDN’T WANT TO GET INTO THE NUMBERS, BUT I WAS CURIOUS, DR LU, IF YOU COULD JUST SAY WHAT’S THE BIGGEST REASON THAT’S DRIVING MARGINS IN THE JUNE QUARTER? EVEN BEYOND? IF YOU HAD TO PICK ONE OUT OF THE FOUR OR FIVE YOU LISTED?

Keh-Shew Lu – Diodes Inc – President & CEO

WELL, OBVIOUSLY DUE TO THE REALIZATION AND OUR PRODUCTIVITY IMPROVEMENT IN THE MAKING FUNCTION GOING TO BE A BIG LIST SOON. GO UP AND DOWN, OKAY? YES. THAT’S ONE OF THE REASONS, BUT I WON’T JUST SAY THAT IS REALLY THE MAJOR ONE, OKAY? PRODUCT PRICING, I SAID STABLE, BUT IT’S NOT GOING TO BE UP, SO IT’S NOT GOING TO HELP. IT JUST STOPS THE GOING DOWN, RIGHT? THE KEY THING REALLY IS WHEN THE BUSINESS STARTED GOING UP, YOU’RE LOADING STARTED GETTING IMPROVED. YOU CAN REALIZE WE ARE NOT PUTTING THAT MUCH OF CAPITAL ANY MORE. BECAUSE IF YOU GO THROUGH LAST QUARTER AND THE FOURTH QUARTER LAST YEAR, WE HAVE BEEN DISTRACT OUR CAPITAL INVESTMENT. THAT MEANS OUR CAPACITY IS NOT GOING TO BE INCREASED THAT MUCH. THAT MEANS OUR REALIZATION OF THE CAPACITY GOING TO BE IMPROVED. SO YOU ASK ME, I WANT TO TELL YOU THE TRUTH. I’M LIKE, NO, I’M NOT TELL YOU THE TRUTH. I JUST SAY TO BE SEEN ASKING WHAT WAS THE BIGGEST FACTOR, I WOULD SAY, PRODUCTIVITY IMPROVEMENT ON OUR MAKING FUNCTION, PLUS THE REALIZATION OF OUR CAPACITY. IT’S THE KEY FACTOR. THAT I THINK REALIZATION, IT HAS BEEN HURTING US IN THE PAST. WE ARE WAITING FOR BUSINESS TURN AND WE CAN START TO UTILIZE THAT CAPACITY.

Harsh Kumar – Stephens Inc. – Analyst

FAIR ENOUGH. VERY HELPFUL DR LU. THEN YOU TALKED ABOUT BACK END INTEGRATION OF BCD MANUFACTURING. YOU SAID, YOU STARTED THAT. HAS A LOT OF THAT BEEN DONE? OR ARE YOU JUST STARTED IT AND IT WILL TAKE A FEW MORE QUARTERS?

Keh-Shew Lu – Diodes Inc – President & CEO

OKAY. WHEN WE SAY STARTED IS WE ALREADY SELECT THE PRODUCT, WE WANT TO CONVERT INTERNALLY — OFF LOAD TO INTERNALLY. START TO DO THE QUALIFICATION. YOU KNOW THE CORE, IT TAKE THREE MONTHS, OKAY? THEN AFTER YOU CORE, THEN YOU NEED TO DO THE PCN TO NOTIFY THE CUSTOMER. IT TAKES ANOTHER THREE MONTHS. THEN FOR THE SMALL CUSTOMER, THEY MIGHT ALLOW TO YOU CONVERT IT IMMEDIATELY. THAT’S WHY I WOULD SAY 4Q WE’LL START IT. BUT SOME OF THE MAJOR CUSTOMERS, THEY JUST WANT MORE TIME TO CONSIDER IT. SO I SAID BY END OF 1Q NEXT YEAR, THE MAJORITY OF WHAT WE WANT TO CONVERT WILL BE CONVERT.

Harsh Kumar – Stephens Inc. – Analyst

GREAT. THAT’S VERY HELPFUL. THEN DR LU, AT THIS TIME — A COUPLE OF YEARS AGO YOU HAD A CHINA LABOR PROBLEM, WHERE YOU DIDN’T HAVE ENOUGH WORKERS COMING BACK. ANYTHING NOTEWORTHY THIS TIME AROUND? OR IS EVERYTHING GOING ON PLAN?

Keh-Shew Lu – Diodes Inc – President & CEO

IT’S ALL SAME WAY, THE CHINA LABOR SHORTAGE, CHINA LABOR DON’T COME BACK, I’M NOT SEEING A MAJOR IMPROVEMENT, NO. BUT SINCE THIS IS NOT THE FIRST TIME, THIS IS THE I THINK THIRD OR FOURTH TIME WE SEE THE PROBLEM. WE ALREADY KNOW HOW TO HANDLE IT. THE FIRST TIME, TWO OR THREE YEARS AGO, IT TOOK US BY SURPRISE. NOW WE KNOW HOW TO HANDLE IT SO WE PREPARE FOR IT. I THINK IF YOU REMEMBER, LAST CONFERENCE CALL, WE SAID WE BUILD SOME INVENTORY AND BY END OF FIRST QUARTER, PREPARE FOR CHINESE NEW YEAR, SHUT DOWN. THEN WE KNOW HOW TO STAGE OUR PEOPLE INSTEAD OF ALL GOING THE SAME TIME ON THE CHINESE NEW YEAR. SO WE ALREADY LEARN HOW TO HANDLE IT. WE CAN HANDLE IT EACH YEAR BETTER AND SMOOTHER. THAT’S WHY THIS TIME WE SAID, BETTER THAN WE EXPECTED. IT’S JUST MORE EXPERIENCE TO HANDLE THIS. WE PREPARE FOR IT. WE BUILD THE INVENTORY IN FOURTH QUARTER.

Harsh Kumar – Stephens Inc. – Analyst

FAIR ENOUGH, DR LU. CONGRATULATIONS AGAIN. THANKS.

Operator

VIJAY RAKESH, STERNE AGEE.

Vijay Rakesh – Sterne, Agee & Leach, Inc. – Analyst

DR LU, CONGRATULATIONS. GOOD GROSS MARGINS, FINALLY. (LAUGHTER) I HAD A COUPLE OF QUESTIONS. SO JUST LOOKING AT THE OPEX SIDE FROM BCD, DO YOU THINK THERE ARE ANY LEVERS THERE THAT SHOULD GO THROUGH FIRST — SECOND HALF THIS YEAR, FIRST HALF NEXT YEAR?

Keh-Shew Lu – Diodes Inc – President & CEO

NUMBER ONE, WE ARE NOT DOING ANY DAY OFF OR ANYTHING. OKAY? NO, WE WANT TO KEEP EVERYBODY FROM BCD TEAM. BECAUSE WE BELIEVE THEIR PEOPLE IS GOOD PEOPLE, IT’S REALLY GOOD AND THAT’S THE REASON WE BOUGHT BCD. NO, WE ARE NOT GOING TO REDUCE THE HEADCOUNT. BUT IF YOU DO LOOK AT — IF WE CAN CONTINUE TO GROW THE REVENUE, THEN AS A PERCENTAGE, IT WILL GO DOWN. THAT’S THE WAY DIODES HAS BEEN DOING IT IN THE PAST, IS WE KEEP EVERYBODY. WE AGGRESSIVELY GROW THE REVENUE AND BRING THE GPM PERCENT, GO BACK TO OUR BUSINESS MODEL. WE DID THAT WHEN WE HAD ZETEX, WE DID THAT IN THE PAST. WE HAVE A BUSINESS MODEL, R&D PLUS SG&A AT 20% OF REVENUE. WE WOULD SUFFER AT THE BEGINNING, START GETTING HIGHER, THEN WE SAID WHEN THE REVENUE STARTED TO GROW THAT NUMBER WILL GO DOWN. WE PROVED THAT IN ZETEX ACQUISITION. NOW WE’RE GOING TO PROVE THE SAME THING. WE ARE DOING THE SAME WAY FOR THE BCD ACQUISITION.

Vijay Rakesh – Sterne, Agee & Leach, Inc. – Analyst

RIGHT. AS YOU LOOK AT JUNE QUARTER HERE, BCD WAS A LITTLE BIT OF A DRAG WITH UNDERUTILIZATION. DO YOU THINK YOU WILL GET A LITTLE BIT MORE TAILWIND FOR THE MARGIN LINE WITH — I SAW THOSE UNDERUTILIZATION CHARGES GO AWAY IN THE BACK HALF FOR BCD?

Keh-Shew Lu – Diodes Inc – President & CEO

WELL, I THINK, ACTUALLY BCD GOING TO BE — HAVE MORE LOADING IN SECOND QUARTER THAN FIRST QUARTER. BECAUSE FIRST QUARTER FROM JANUARY IS ZERO. IT STARTS TO RAMP. SO 1Q, IF YOU TAKE THE AVERAGE, BUT WE ONLY CONSOLIDATE IN MARCH, BUT EVEN THOUGH MARCH, JUST THIRD MONTH INTO THE RAMP FOURTH QUARTER AND SECOND QUARTER, THEY CONTRIBUTED MORE AND THEY WILL CONTRIBUTE MORE FROM THE GPM PERCENT, OKAY? BUT DON’T FORGET DIODES IS IMPROVING, TOO. SO IT MAY STILL NEGATIVE IMPACT US. BUT IT’S NO LONGER A VERY SIGNIFICANT. THE MOVE FORWARD, WHEN THE LOADING STARTS GETTING BETTER AND — BOTH FAB ONE AND FAB TWO, THEN WHEN WE START TO PRODUCE A PRODUCT FOR THEM, THEIR COST WOULD GO DOWN, AND AT THE END. THEY ARE GOING TO BE HELPING OR WE SHOULD SAY THE TOTAL TOGETHER SHOULD BE HELP EACH OTHER.

Vijay Rakesh – Sterne, Agee & Leach, Inc. – Analyst

GOT IT. LAST QUESTION, ON THE BACK STRAIGHT, IT CREEPED UP A LITTLE BIT. I KNOW YOU SAID SOMEWHERE IN USE FROM HIGH MARGIN — HIGH TAX RATE REGIONS. IT LOOKS LIKE YOU STILL HAVE THESE END REVENUES COMING FROM ASIA STILL, RIGHT? AS YOU LOOK AT NEXT YEAR DO YOU STILL THINK TAX RATE STAYS AT THIS LEVEL? OR IT GOES DOWN? OR IT’S TOO FAR OUT TO SAY?

Rick White – Diodes Inc – CFO

I THINK IT’S TOO FAR OUT TO SAY. IT REALLY DEPENDS ON WHERE THE REVENUE IS GENERATED AND WHERE THE PROFIT IS GENERATED. THE BIG DIFFERENCE IS BETWEEN US TAX RATES AND THE PREFERENTIAL TAX RATES IN CHINA, FOR INSTANCE.

Keh-Shew Lu – Diodes Inc – President & CEO

AND TAIWAN.

Rick White – Diodes Inc – CFO

AND TAIWAN, TOO, YES. RIGHT. SO TOO FAR OUT TO SAY.

Operator

LENA ZHANG, BLAYLOCK ROBERT VAN.

Lena Zhang – Blaylock Robert Van – Analyst

ADD MY CONGRATULATIONS AS WELL. I UNDERSTAND THAT YOU GUYS DON’T QUANTIFY THE GROSS MARGIN DRIVERS FOR Q2. BUT IF YOU — GIVEN THE — A PRETTY BIG A DELTA FOR Q1 RESULTS AND GUIDANCE. IF YOU COULD QUANTIFY THE GROSS MARGIN EXPANSION DRIVERS THAT WOULD BE VERY HELPFUL FOR THE MODELING?

Rick White – Diodes Inc – CFO

WELL, SO THE QUESTION IS BETWEEN THE GUIDANCE AND THE RESULTS FOR THE FIRST QUARTER?

Lena Zhang – Blaylock Robert Van – Analyst

YES. IF COULD YOU QUANTIFY THE GROSS MARGIN EXPANSION DRIVERS FOR THE Q1, THAT WOULD BE HELPFUL.

Mark King – Diodes Inc – SVP – Sales & Marketing

SO I THINK DR LU WENT THROUGH THAT. WE THINK A LOT OF THAT WILL HAVE TO DO WITH PRODUCTIVITY AND UTILIZATION OF OUR SAP ASSEMBLY FACILITIES AS THE VOLUMES INCREASE.

Lena Zhang – Blaylock Robert Van – Analyst

OKAY.

Keh-Shew Lu – Diodes Inc – President & CEO

IN OUR SPEECH, WE ALREADY SAY, OKAY — IN OUR SPEECH IS PRODUCTIVITY IMPROVEMENT IS BETTER THAN EXPECTED CHINESE NEW YEAR RECOVERY. I THINK THAT — WE PUT IN THE MODEL OF HOW THE CHINESE NEW YEAR GOING TO BE RECOVERED, BASED ON OUR PAST EXPERIENCE. THE PAST IS ALWAYS — WHEN YOU GO THROUGH THE CHINESE NEW YEAR, A LOT OF PEOPLE GO HOME AND DON’T COME BACK OR COME BACK LATE. THAT REDUCED THE OUTPUT. WHEN YOUR OUTPUT REDUCED IN OUR MAKING FUNCTION IS EQUAL TO

THE CAPACITY EMPTY, SIX CAUSES THERE, CAPACITY IS NOT FULLY UTILIZED. THEN YOUR PROFITABILITY SIGNIFICANTLY REDUCED. AS I SAY IN MY SPEECH, I SAID SEVERAL THINGS. ONE IS THE BETTER THAN EXPECTED SALE IN THE NORTH AMERICA AND THE EUROPE, THE HIGH GPM AREA. BUT THE KEY ONE WE CAN SAY, CHINESE NEW YEAR RECOVERY, BETTER THAN I EXPECTED, AND SOME GOLD PRICE — GOLD PRICE IN THE 1Q ACTUALLY LOWER THAN 4Q OR LOWER THAN OUR EXPECTED. THE MIX IS BETTER, BUT YOU GO BACK TO THE WHOLE THING, THE BIG ONE IS STILL MANUFACTURING. MANUFACTURING, PRODUCTIVITY, BECAUSE THAT’S REALLY IS MY NIGHTMARE I THINK IN THE LAST SEVERAL QUARTERS, OR PROBABLY — LAST YEAR, THE WHOLE YEAR, I’M SAYING WE ARE FULLY — WE ARE NOT UTILIZED. WE ARE NOT FULLY UTILIZED. OUR CAPACITY UTILIZATION IS BAD. 1Q IS ACTUALLY — IS NOT AS GOOD BECAUSE OF THE CHINESE NEW YEAR HOLIDAYS.

Lena Zhang – Blaylock Robert Van – Analyst

OKAY, THANK YOU. ALSO, WHAT WAS THE UTILIZATION RATES FOR Q1? WHAT IS YOUR EXPECTATION FOR Q2?

Keh-Shew Lu – Diodes Inc – President & CEO

I DON’T THINK WE GIVE THAT NUMBER. WE DON’T GIVE THAT KIND OF NUMBER, OKAY?

Operator

(OPERATOR INSTRUCTIONS)

STEPHEN CHIN, UBS.

Stephen Chin – UBS – Analyst

LET ME ALSO ADD MY CONGRATULATIONS ON THE ACQUISITION AND SOLID RESULTS. YES. I HAD A FEW QUESTIONS ON THE BCD ANALOG WAFER FAB TO KICK THINGS OFF. THEN A COUPLE ON THE DEMAND SIDE OF THINGS. WITH BCD’S ANALOG FAB, CAN YOU TALK A LITTLE BIT ABOUT SOME OF, THE I GUESS, COSTS OR MAYBE TECHNOLOGY ADVANTAGES THAT MIGHT GIVE YOU GUYS, ESPECIALLY AS YOU TALKED ABOUT CONVERTING SOME OF YOUR EXISTING ANALOG PRODUCTS FROM OUTSIDE ANALOG WAFER FOUNDRIES TO THE BCD INTERNAL PROCESS? CAN YOU TALK ABOUT THE TECHNOLOGY AND THE COST BENEFITS OF THAT?

Keh-Shew Lu – Diodes Inc – President & CEO

OKAY. NUMBER ONE, BCD OBVIOUSLY LOCATED IN CHINA. IT’S WELL ROUNDED BY BCD. THEIR FAB 1 IS THE COST IS PRETTY — I WOULD SAY I’M VERY HAPPY WITH THEIR COST. SO AT MOST OUR ANALOG WAFER IS 6 INCH, SO BCD SAYS 6 INCH. THEREFORE, THEY DON’T HAVE ANY PENALTY OF THE 6 INCH, BUT BY LOCATING IN CHINA, WITH THE BCD TECHNOLOGY — THEY DO HAVE A VERY GOOD BCD PROCESS. THAT IS GOING TO HELP. SO FROM TECHNOLOGY POINT OF VIEW, THEY PROVIDE ME TO MOVE OUR ANALOG PRODUCT FROM OUR OUTSIDE SOME, OUR OUTSIDE FOUNDRY TO GO INTO OUR INTERNAL FAB WITH VERY EFFICIENT, VERY COST EFFECTIVE FAB. I’M HAPPY WITH THAT. THEY DO HAVE THE TECHNOLOGY FOR US TO UTILIZE THEIR CAPACITY.

Stephen Chin – UBS – Analyst

OKAY.

Keh-Shew Lu – Diodes Inc – President & CEO

IT CREATES OPPORTUNITY, ANOTHER THING WE CREATE OPPORTUNITY IS THEY ARE UNDER LOADED, OKAY? SO IF WE CAN START TO MOVE OUR STUFF OVER THERE, IT HELPS BOTH. THEIR COST WILL BE EVEN BETTER BECAUSE THEY ARE UNDER LOADED. WE CAN GET IT CHEAPER, BECAUSE THEY ARE VERY COST EFFECTIVE.

Mark King – Diodes Inc – SVP – Sales & Marketing

STEVE, ONE OF OUR BIGGEST PART OF OUR MODELS IS MANUFACTURING MARGIN. (LAUGHTER) OKAY? SO THEY GIVE US A LOT OF — THE SAME LEVERAGES THAT WE HAD WITH OUR INTERNAL ASSEMBLY FROM A WAFER PERSPECTIVE. THERE’S NO FOUNDRY PROFIT IN THERE. SO THE FOUNDRIES WE DO BUSINESS WITH, HAVE TO MAKE A PROFIT.

Stephen Chin – UBS – Analyst

GOT IT. THAT’S HELPFUL. THEN JUST ONE OTHER THING REALLY TO THAT ANALOG FAB. I THINK BEFORE THE DEAL CLOSED, I THINK BCD PREVIOUSLY COMMUNICATED THAT THE REVENUE CAPABILITY OF THAT NEW CAPACITY WAS SOMEWHERE I THINK IN THE $75 MILLION RANGE, IF I REMEMBER THAT CORRECTLY. I THINK THEY ALSO HAD SOME TARGETS, A TIME FRAME FOR WHEN THEY THINK THAT REVENUE LEVEL COULD BE ACHIEVABLE. IS THAT STILL THE CASE? IF SO AS YOU [PARSE IT] WAS THERE ANY EXPECTED BUSINESS THAT WAS IN THE PIPELINE FOR FILLING THE FAB? IF NOT, CAN ALL OF THE CURRENT ANALOG BUSINESS THAT DIODES HAD — THE EXISTING ORGANIC ANALOG BUSINESS THAT YOU GUYS HAVE, CAN THAT FILL THE MAJORITY OF THAT?

Keh-Shew Lu – Diodes Inc – President & CEO

STEVE, I REALLY DON’T KNOW WHAT IS THEIR PREVIOUS ANNOUNCEMENT. WHATEVER YOU CALLED, I REALLY DON’T KNOW. BECAUSE, I DON’T PAY THAT MUCH ATTENTION TO THE PAST. OKAY? ALL I KNOW IS THEIR FAB 1 TODAY IS UNDER LOADED, IMPORTANT FOR ME IS LOADING TO HELP TO GET FAB 1 LOADED. NUMBER TWO, THEY ARE MOVING THEIR FAB 1 LOADING TO THEIR FAB 2 BECAUSE FAB 2 IS STARTED, AND THEY REALLY NEED TO GET FAB 2 RAMP UP AND GET LOADED, ESPECIALLY FAB 2 HAVE BETTER EQUIPMENT, BETTER PROCESS AND THEY CAN SUPPORT OUR CUSTOMERS BETTER. SO BASICALLY, WHAT WE WOULD REALLY DO IS MOVE SOME OF THE BCD HIGH-END PRODUCT INTO THE FAB 2 TO HELP THE FAB 2 LOADING. AT THE SAME TIME, WE ARE MOVING DIODES’ PRODUCT, WHICH CAN BE LOADED IN FAB 1. WE ARE LOADING TO FAB 1. THIS IS GOING TO BE — EACH BENEFIT. NOW, IF FAB 1A, CURRENT EQUIPMENT FULLY LOADED, THEN I’M READY TO PUT ANOTHER FAB OF THE EQUIPMENT TO MAKE IT UP FAB 2A FULLY LOADED. SO FAB 2A CURRENTLY STILL DON’T HAVE ALL THE EQUIPMENT TO BE FULLY UTILIZED THAT SPACE. OKAY? BUT THEY DON’T NEED IT NOW. BUT WHEN FAB 2A START TO LOADING UP FULLY. THEN WE’LL PUT THE CAPITAL EQUIPMENT TO GET 2A FULLY LOADED. THEN LATER ON, IF THE BUSINESS IS STILL GOING UP, IF WE STILL NEED THE CAPACITY, THEN WE HAVE FAB 2B. WE CAN OPEN IT UP AND PUT THE CAPACITY IN THERE. SO YOU JUST PLAY AND STEP BY STEP AND LOOK AT THE LOADING, LOOK AT THE REQUIREMENT. REALLY LOOK AT HOW THE BUSINESS PROGRESS.

Stephen Chin – UBS – Analyst

GOT IT. THAT’S VERY HELPFUL. I THANK YOU VERY MUCH FOR THAT COLOR. THEN, JUST LAST QUESTION, PROBABLY FOR MARK, ON THE DEMAND SIDE. JUST WANTED TO SEE IF MOST OF THE DISTRIBUTOR RELATED DEMAND THAT YOU’RE SEEING, IS THAT PURELY INVENTORY RESTOCKING? OR DO YOU ACTUALLY HAVE THE — HAVE SOME SENSE ON OR SOME COMMENTARY ON ACTUAL GROWTH IN END DEMAND THAT THE DISTRIBUTORS ARE SEEING?

Mark King – Diodes Inc – SVP – Sales & Marketing

I THINK WE SAW GROWTH IN BOTH. ACTUALLY, THE POP GREW, SAY IN NORTH AMERICA AND EUROPE, FASTER THAN THE POS. BUT THE GROWTH RATES ON POS WERE VERY POSITIVE. THEY’RE COMING OFF VERY, VERY SOFT POP QUARTERS, THE LAST TWO QUARTERS. IT’S REQUIRED — THE INVENTORY LEVEL GOT TO A POINT WHERE IT REALLY REQUIRED THEM TO INVEST GREATER THAN POP. IT SHOULD LEVEL PRETTY GOOD BUT THE GROWTH RATE IN POS WAS QUITE IMPRESSIVE IN Q1 VERSUS Q4 AND EVEN Q1 OVER Q3.

Keh-Shew Lu – Diodes Inc – President & CEO

OKAY. THANK YOU FOR YOUR PARTICIPATION TODAY. OPERATOR, YOU MAY NOW DISCONNECT.

Operator

LADIES AND GENTLEMEN, THAT DOES CONCLUDE TODAY’S CONFERENCE. THANK YOU FOR YOUR PARTICIPATION. YOU MAY NOW DISCONNECT. HAVE A GREAT DAY.